Commitments and Contingencies - Future Minimum Payments Under Operating Leases (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2016	$ 120
2017	117
2018	120
2019	30
Total	$ 387